SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                December 15, 1998


                    AMERICA FIRST APARTMENT INVESTORS, L.P.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware      	                   					              0-20737
--------------------                                ------------------------
(State of Formation)						                          (Commission File Number)

                                  47-0797793
                     ------------------------------------
                     (IRS Employer Identification Number)



   Suite 400, 1004 Farnam Street,
          Omaha, Nebraska                                             68102
----------------------------------------                            ----------
(Address of principal executive offices)	                           (Zip Code)


	                               (402) 444-1630
             ----------------------------------------------------
	            (Registrants' telephone number, including area code)


 	                               Not applicable
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

        (c) Exhibits.

16.01 Letter, dated December 22, 1998, from Registrant's former principal independent accountant.

	                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

					                             AMERICA FIRST APARTMENT INVESTORS, L.P.

					                             By	America First Capital Associates Limited
                                  Partnership Four, General Partner of the
                                  Registrant


					                             By	America First Companies L.L.C, General
						                            Partner of America First Capital Associates
                                  Limited Partnership Four


					                             By /s/ Michael Thesing
                                     -----------------------------------------
                                  Michael Thesing, Vice President and Principal
    				                          Financial Officer

     Dated:  December 24, 1998

[PricewaterhouseCoopers LLP Letterhead]




December 22, 1998




Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

Commissioners:

We have read the statements made by America First Apartment Investors, L.P. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K/A, as part of the Company's Form 8-K/A report for the month of December 1998. We agree with the statements concerning our Firm in such Form 8-K/A.

Very truly yours,



PricewaterhouseCoopers LLP